Exhibit 10.1

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (“First Amendment”) is made as of April 17, 2023 by and between Immune Ventures, LLC (“Licensor”) and INmune Bio, Inc., a Nevada corporation, having a principal place of business at 225 NE Mizner Blvd., STE 640, Boca Raton, FL 33432 (“Licensee”), each a “Party” and collectively the “Parties”.

RECITALS

WHEREAS, Licensor and Licensee previously entered into an Exclusive License Agreement with effective date of October 29, 2015 (the “Agreement”); and

WHEREAS, the parties now wish to amend the Agreement as further set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Each initially capitalized term used herein without definition shall have the meaning ascribed to such term in the Agreement.

2. Amendments.

2.1 It is hereby agreed that Article 6 of the Agreement, including each of Sections 6.1, 6.2, and 6.3 therein, shall be deleted, and all obligations therein shall be removed, effective as of the date hereof.

3. Full Force and Effect. Except as specifically modified or amended by the terms of this First Amendment, the Agreement and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

4. Counterparts. This First Amendment may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Alternatively, this First Amendment may be executed by electronic signatures.

5. Miscellaneous. This First Amendment shall be binding upon all the parties to the Agreement and their respective successors and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IMMUNE VENTURES, LLC

By	/s/ David Moss
Name:	David Moss
Title:	Managing Member
Date:	4/17/2023

INMUNE BIO, INC.

By	/s/ David Moss
Name:	David Moss
Title:	CFO
Date:	4/17/2023